UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2018

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ALBEMARLE CORPORATION
(Exact name of Registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

4350 Congress Street, Suite 700, Charlotte, North Carolina		28209
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code
(980) 299-5700
Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02.    Results of Operations and Financial Condition.
On February 27, 2018, Albemarle Corporation (the “Company”) issued a press release reporting its results for the fourth quarter ended December 31, 2017. A copy of this release is being furnished as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on February 28, 2018, the Company will hold a teleconference for analysts and media to discuss results for the fourth quarter and fiscal year ended December 31, 2017. The teleconference will be webcast on the Company’s website at www.albemarle.com.
The press release includes presentations of adjusted net income from continuing operations, adjusted diluted earnings per share from continuing operations, adjusted effective income tax rates, EBITDA, adjusted EBITDA, EBITDA margin and adjusted EBITDA margin. These are financial measures that are not required by, nor presented in accordance with, accounting principles generally accepted in the United States (“GAAP”), but are included to provide additional useful measurements to review our operations, provide transparency to investors and enable period-to-period comparability of financial performance. The Company’s chief operating decision maker uses these measures to assess the ongoing performance of the Company and its segments, as well as for business and enterprise planning purposes.
Our presentations of adjusted net income from continuing operations, adjusted diluted earnings per share from continuing operations, EBITDA, adjusted EBITDA and adjusted effective income tax rates should not be considered as alternatives to net income attributable to Albemarle Corporation (“earnings”), diluted earnings per share and effective income tax rates as determined in accordance with GAAP. Further, EBITDA margin and adjusted EBITDA margin should not be considered as alternatives to earnings as a percentage of our consolidated net sales as would be determined in accordance with GAAP. The Company has included in the press release certain reconciliation information for these measures to their most directly comparable financial measures calculated and reported in accordance with GAAP.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release, dated February 27, 2018, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2018

ALBEMARLE CORPORATION

By:	/s/ Karen G. Narwold
Karen G. Narwold
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release, dated February 27, 2018 issued by the Company.